SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2004

STEMCELLS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3155 Porter Drive
Palo Alto, California 94304
(Address, of principal executive offices, including zip code)

(650) 475-3100
(Registrant’s Telephone number including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events

     On June 16, 2004, StemCells, Inc. entered into a definitive agreement with institutional and other accredited investors with respect to the private placement of approximately 13,158,000 shares of its common stock at a purchase price of $1.52 per share, for gross proceeds of approximately $20,000,000. Investors also will receive warrants to purchase approximately 3,289,500 shares of common stock at an exercise price of $1.90 per share. C.E. Unterberg, Towbin LLC served as placement agent for the transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Form of Securities Purchase Agreement dated as of June 16, 2004 between StemCells, Inc. and certain Purchasers parties thereto.

99.2	Form of Common Stock Warrant.

99.3	Press Release dated June 17, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMCELLS, INC.

	By:	/s/ Martin McGlynn

Martin McGlynn President and Chief Executive Officer

Date: June 17, 2004

EXHIBIT INDEX

99.1	Form of Securities Purchase Agreement dated as of June 16, 2004 between StemCells, Inc. and certain Purchasers parties thereto.

99.2	Form of Common Stock Warrant.

99.3	Press Release dated June 17, 2004.